Exhibit 99.1

           Equity Residential Reports Third Quarter Results

    CHICAGO--(BUSINESS WIRE)--Nov. 4, 2003--Equity Residential (NYSE:EQR) today reported results for the quarter and nine months ended September 30, 2003. All per share results are reported on a fully diluted basis.
    "We are encouraged by signs of an economic recovery," said Bruce
W. Duncan, Equity Residential's President and CEO. "However, until we reach the point that we have sustained job growth, we do not anticipate much improvement in our business."

    Third Quarter 2003

    For the quarter ended September 30, 2003, the Company reported earnings of $0.41 per share compared to $0.23 per share in the third quarter of 2002. The quarterly increase is primarily attributable to higher gains on property sales.
    Funds from Operations (FFO) for the quarter were $167.3 million, or $0.56 per share, compared to $162.9 million, or $0.54 per share, in the same period of 2002. Effective January 1, 2003, the Company no longer adds back impairment losses when computing FFO in accordance with NAREIT's definition. As a result, third quarter 2002 FFO per share of $0.54 reflects a $17.4 million, or $0.06 per share, charge that the Company took at that time as an impairment on the value of its corporate housing business and technology investments.
    Total revenues from continuing operations for the quarter were $473.0 million compared to $469.0 million in the third quarter of 2002.

    Nine Months Ended September 30, 2003

    For the nine months ended September 30, 2003, the Company reported earnings of $1.23 per share compared to $0.83 per share in the same period of 2002. The nine- month increase is primarily attributable to higher gains on property sales.
    FFO were $504.9 million, or $1.70 per share, compared to $544.7 million, or $1.81 per share, for the nine months ended September 30, 2002. As noted in the section of this release regarding Third Quarter 2003 results, effective January 1, 2003, the Company no longer adds back impairment losses when computing FFO in accordance with NAREIT's definition. As a result, the nine-month 2002 FFO per share of $1.81 reflects an $18.0 million, or $0.06 per share, charge that the Company took in the third quarter 2002 as an impairment on the value of its corporate housing business and technology investments.
    Total revenues from continuing operations remained constant at $1.4 billion for the nine months ended September 30, 2003 and September 30, 2002, respectively.

    "Same-Store" Results

    On a "same-store" third quarter to third quarter comparison, which includes 181,656 units, revenues decreased 1.9 percent, expenses increased 4.3 percent and net operating income (NOI) decreased 5.7 percent. On a sequential "same-store" comparison for these same 181,656 units from second quarter 2003 to third quarter 2003, revenues remained flat, expenses increased 3.1 percent and NOI decreased 1.9 percent.
    On a "same-store" nine-month to nine-month comparison, which includes 179,233 units, revenues decreased 2.8 percent, expenses increased 5.4 percent and NOI decreased 7.5 percent.

    Acquisitions/Dispositions

    During the third quarter of 2003, the Company acquired two properties, consisting of 720 units, for an aggregate purchase price of $112.0 million at an average capitalization (cap) rate of 6.2 percent.
    Also during the quarter, the Company sold 19 properties, consisting of 5,688 units, for an aggregate sale price of $304.8 million at an average cap rate of 7.4 percent.
    During the first nine months of 2003, the Company acquired eight properties, consisting of 2,678 units, for an aggregate purchase price of $389.7 million at an average cap rate of 6.6 percent and sold 63 properties, consisting of 15,996 units, for an aggregate sale price of $803.2 million at an average cap rate of 7.5 percent.

    Fourth Quarter/Year End 2003 Results

    Equity Residential expects to announce fourth quarter/year end 2003 results on Wednesday, February 4, 2004 and host a conference call to discuss those results at 10:00 a.m. CT that day.

    Equity Residential is the largest publicly traded apartment company in America. Nationwide, Equity Residential owns or has investments in 990 properties in 34 states consisting of 212,147 units. For more information on Equity Residential, please visit our website at www.equityapartments.com.

    Forward-Looking Statements

    The Company lists parameters for 2003 and 2004 results in the final page of this release. 2003 and 2004 results will depend upon a slowdown in multifamily starts and economic recovery and job growth. The forward-looking statements contained in this news release regarding 2003 and 2004 results are further subject to certain risks and uncertainties including, without limitation, the risks described under the heading "Risk Factors" in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) and available on our website, www.equityapartments.com. This news release also contains forward-looking statements concerning development properties. The total number of units and cost of development and completion dates reflect the Company's best estimates and are subject to uncertainties arising from changing economic conditions (such as costs of labor and construction materials), completion and local government regulation. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

    A live web cast of the Company's conference call discussing these results and outlook for 2003 and 2004 will take place today at 1:00 p.m. Central. Please visit the Investor Information section of the Company's web site at www.equityapartments.com for the link. A replay of the web cast will be available for two weeks at this site.


                          EQUITY RESIDENTIAL
                 CONSOLIDATED STATEMENTS OF OPERATIONS
             (Amounts in thousands except per share data)
                              (Unaudited)

                              Nine Months Ended      Quarter Ended
                                 September 30,        September 30,
                           ----------------------- -------------------
                                 2003        2002      2003      2002
                           ----------------------- -------------------
REVENUES
  Rental income            $1,393,278  $1,396,069  $469,893  $466,379
  Fee and asset management     10,961       6,957     3,083     2,647
                           ----------- ----------- --------- ---------
      Total revenues        1,404,239   1,403,026   472,976   469,026
                           ----------- ----------- --------- ---------
EXPENSES
  Property and maintenance    384,772     358,252   132,406   123,887
  Real estate taxes and
   insurance                  149,202     141,624    50,008    47,087
  Property management          48,827      56,101    16,633    18,438
  Fee and asset management      5,556       5,409     1,949     1,789
  Depreciation                341,723     322,615   115,346   109,331
  General and
   administrative              28,854      33,000     8,708    10,673
  Impairment on technology
   investments                    872         872       291       291
  Impairment on corporate
   housing business                 -      17,122         -    17,122
                           ----------- ----------- --------- ---------
      Total expenses          959,806     934,995   325,341   328,618
                           ----------- ----------- --------- ---------
Operating income              444,433     468,031   147,635   140,408
  Interest and other
   income                      13,740      11,526     6,612     2,231
  Interest:
       Expense incurred,
        net                  (246,793)   (252,892)  (82,792)  (83,141)
       Amortization of
        deferred financing
        costs                  (4,406)     (4,267)   (1,319)   (1,344)
                           ----------- ----------- --------- ---------


  Income before allocation
   to Minority Interests,
   income (loss) from
   investments in unconsolidated
   entities, net gain (loss)
   on sales of unconsolidated
   entities and discontinued
   operations                 206,974     222,398    70,136    58,154
Allocation to Minority
 Interests:
   Operating Partnership      (27,434)    (19,067)   (9,153)   (5,283)
   Partially Owned
    Properties                    (77)     (1,584)      166      (259)
Income (loss) from
 investments in
 unconsolidated entities       (3,594)     (1,746)   (1,850)   (1,979)
Net gain (loss) on sales
 of unconsolidated
 entities                       4,673        (626)       (2)   (5,872)
                           ----------- ----------- --------- ---------
Income from continuing
 operations                   180,542     199,375    59,297    44,761
Net gain on sales of
 discontinued operations      218,975      61,209    77,983    32,763
Discontinued operations,
 net                            9,494      42,252        (7)   11,137
                           ----------- ----------- --------- ---------
Net income                    409,011     302,836   137,273    88,661
Preferred distributions       (73,115)    (72,969)  (24,698)  (24,188)
                           ----------- ----------- --------- ---------
Net income available to
 Common Shares               $335,896    $229,867  $112,575   $64,473
                           =========== =========== ========= =========
Earnings per share - basic:
Income from continuing
 operations available to
 Common Shares                  $0.46       $0.49     $0.15     $0.09
                           =========== =========== ========= =========
Net income available to
 Common Shares                  $1.24       $0.84     $0.41     $0.24
                           =========== =========== ========= =========
Weighted average Common
 Shares outstanding           271,622     272,738   272,787   273,943
                           =========== =========== ========= =========
Earnings per share - diluted:
Income from continuing
 operations available to
 Common Shares                  $0.46       $0.49     $0.15     $0.08
                           =========== =========== ========= =========
Net income available to
 Common Shares                  $1.23       $0.83     $0.41     $0.23
                           =========== =========== ========= =========
Weighted average Common
 Shares outstanding           296,184     298,690   297,941   299,057
                           =========== =========== ========= =========
Distributions declared per
 Common Share outstanding     $1.2975     $1.2975   $0.4325   $0.4325
                           =========== =========== ========= =========


                          EQUITY RESIDENTIAL
           CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
             (Amounts in thousands except per share data)
                              (Unaudited)

                                Nine Months Ended    Quarter Ended
                                   September 30,      September 30,
                               ------------------- -------------------
                                   2003      2002      2003      2002
                               ------------------- -------------------

 Net income                    $409,011  $302,836  $137,273   $88,661
 Net income allocation to
  Minority Interests-Operating
  Partnership                    27,434    19,067     9,153     5,283
   Adjustments:
   Depreciation                 341,723   322,615   115,346   109,331
   Depreciation - Non-real
    estate additions             (6,524)   (6,823)   (1,926)   (2,250)
   Depreciation - Partially
    Owned Properties             (6,240)   (5,710)   (2,124)   (1,959)
   Depreciation -
    Unconsolidated Properties    15,618    14,468     5,468     5,563
   Net (gain) loss on sales of
    unconsolidated entities      (4,673)      626         2     5,872
   Discontinued Operations:
        Depreciation             13,175    30,591     2,160     9,029
        Net gain on sales of
         depreciable property  (211,488)  (60,011)  (73,383)  (32,435)
                               --------- --------- --------- ---------

 FFO (1)(2)                     578,036   617,659   191,969   187,095
 Preferred distributions        (73,115)  (72,969)  (24,698)  (24,188)
                               --------- --------- --------- ---------

 FFO available to Common
  Shares and OP Units - basic  $504,921  $544,690  $167,271  $162,907
                               ========= ========= ========= =========

 FFO available to Common
  Shares and OP Units -
  diluted                      $525,750  $566,146  $174,206  $169,914
                               ========= ========= ========= =========

 FFO per share and OP Unit -
  basic                           $1.72     $1.84     $0.57     $0.55
                               ========= ========= ========= =========

 FFO per share and OP Unit -
  diluted                         $1.70     $1.81     $0.56     $0.54
                               ========= ========= ========= =========

 Weighted average Common
  Shares and OP Units
  outstanding - basic           293,900   295,483   295,032   296,519
                               ========= ========= ========= =========

 Weighted average Common
  Shares and OP Units
  outstanding - diluted         310,112   313,148   311,848   313,148
                               ========= ========= ========= =========




(1) The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. The April 2002 White Paper states that gain or loss on sales of property is excluded from FFO for previously depreciated operating properties only. Once the Company commences the conversion of units to condominiums, it simultaneously discontinues depreciation of such property. Accordingly, the Company included in FFO its incremental gains or losses from the sale of condominium units to third parties, which represented net gains of $7,487 and $1,198 for the nine months ended September 30, 2003 and 2002, respectively, and $4,600 and $328 for the quarters ended September 30, 2003 and 2002, respectively.

    Effective January 1, 2003, the Company no longer adds back impairment losses when computing FFO in accordance with NAREIT's definition. As a result, FFO for the nine months and quarter ended September 30, 2002 have been reduced by $17,994 and $17,413, respectively, to conform to the current year presentation.

(2) The Company believes that FFO is helpful to investors as a supplemental measure of the operating performance of a real estate company because it provides investors an understanding of the ability of the Company to incur and service debt and to make capital expenditures. FFO in and of itself does not represent net income or net cash flows from operating activities in accordance with GAAP. Therefore, FFO should not be exclusively considered as an alternative to net income or to net cash flows from operating activities as determined by GAAP or as a measure of liquidity. The Company's calculation of FFO may differ from other real estate companies due to variations in cost capitalization policies for capital expenditures and, accordingly, may not be comparable to such other real estate companies.

                          EQUITY RESIDENTIAL
                      CONSOLIDATED BALANCE SHEETS
            (Amounts in thousands except for share amounts)
                              (Unaudited)

                                              September     December
                                                  30,          31,
                                                 2003         2002
                                             ------------ ------------
ASSETS
Investment in real estate
  Land                                        $1,816,571   $1,803,577
  Depreciable property                        11,062,709   11,240,245
  Construction in progress                         2,617        2,441
                                             ------------ ------------
Investment in real estate                     12,881,897   13,046,263
  Accumulated depreciation                    (2,303,479)  (2,112,017)
                                             ------------ ------------
Investment in real estate, net of
 accumulated depreciation                     10,578,418   10,934,246

Cash and cash equivalents                        372,586       29,875
Investments in unconsolidated entities           521,750      509,789
Rents receivable                                   1,038        2,926
Deposits - restricted                            287,838      141,278
Escrow deposits - mortgage                        44,648       50,565
Deferred financing costs, net                     31,616       32,144
Goodwill, net                                     30,000       30,000
Other assets                                     122,204       80,094
                                             ------------ ------------

       Total assets                          $11,990,098  $11,810,917
                                             ============ ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgage notes payable                      $2,818,321   $2,927,614
  Notes, net                                   2,748,345    2,456,085
  Line of credit                                       -      140,000
  Accounts payable and accrued expenses           89,545       64,369
  Accrued interest payable                        71,767       63,151
  Rents received in advance and other
   liabilities                                   178,280      165,095
  Security deposits                               44,987       45,333
  Distributions payable                          145,214      140,844
                                             ------------ ------------

       Total liabilities                       6,096,459    6,002,491
                                             ------------ ------------

Commitments and contingencies
Minority Interests:
   Operating Partnership                         344,766      349,646
   Preference Interests                          246,000      246,000
   Junior Preference Units                         5,846        5,846
   Partially Owned Properties                      8,034        9,811
                                             ------------ ------------
       Total Minority Interests                  604,646      611,303
                                             ------------ ------------

Shareholders' equity:
   Preferred Shares of beneficial interest,
    $0.01 par value; 100,000,000 shares
    authorized; 7,064,210 shares issued
    and outstanding as of September 30, 2003
    and 10,524,034 shares issued and
    outstanding as of December 31, 2002          994,661      946,157
   Common Shares of beneficial interest,
    $0.01 par value; 1,000,000,000 shares
    authorized; 275,197,181 shares issued
    and outstanding as of September 30, 2003
    and 271,095,481 shares issued and
    outstanding as of December 31, 2002            2,752        2,711
   Paid in capital                             4,885,823    4,844,542
   Deferred compensation                          (5,535)     (12,118)
   Distributions in excess of accumulated
    earnings                                    (559,446)    (540,380)
   Accumulated other comprehensive loss          (29,262)     (43,789)
                                             ------------ ------------
       Total shareholders' equity              5,288,993    5,197,123
                                             ------------ ------------

       Total liabilities and shareholders'
        equity                               $11,990,098  $11,810,917
                                             ============ ============


               September YTD 2003 vs. September YTD 2002
                    YTD over YTD Same-Store Results

               $ in Millions - 179,233 Same-Store Units

                        Description Revenues  Expenses   NOI(b)
                        ----------- --------- -------- ---------
                         YTD 2003   $1,279.4   $508.7    $770.7
                         YTD 2002   $1,316.2   $482.6    $833.6
                                    --------- -------- ---------
                          Change      $(36.8)   $26.1    $(62.9)
                                    ========= ======== =========
                          Change       (2.8%)     5.4%    (7.5%)


               Third Quarter 2003 vs. Third Quarter 2002
                Quarter over Quarter Same-Store Results

               $ in Millions - 181,656 Same-Store Units

                        Description Revenues  Expenses   NOI(b)
                        ----------- --------- -------- ---------
                          Q3 2003     $433.8   $176.3    $257.5
                          Q3 2002     $442.2   $169.1    $273.1
                                    --------- -------- ---------
                          Change       $(8.4)    $7.2    $(15.6)
                                    ========= ======== =========
                          Change       (1.9%)     4.3%    (5.7%)


              Third Quarter 2003 vs. Second Quarter 2003
          Sequential Quarter over Quarter Same-Store Results

              $ in Millions - 181,656 Same-Store Units(a)

                        Description Revenues  Expenses   NOI(b)
                        ----------- --------- -------- ---------
                          Q3 2003     $433.8   $176.3    $257.5
                          Q2 2003     $433.5   $171.1    $262.4
                                    --------- -------- ---------
                          Change        $0.3     $5.2     $(4.9)
                                    ========= ======== =========
                          Change         0.1%     3.1%    (1.9%)

                     (a) Includes the same units as the Third Quarter
                         2003 vs. Third Quarter 2002 Same Store
                         results for comparability purposes.


                    Same-Store Occupancy Statistics

YTD 2003                      93.0%   Q3 2003    93.5%   Q3 2003 93.5%
YTD 2002                      94.0%   Q3 2002    93.9%   Q2 2003 93.1%
                        ------------          ---------          -----
     Change                   (1.0%)   Change   (0.4%)    Change  0.4%




(b) The Company's primary financial measure for evaluating each of its apartment communities is net operating income ("NOI"). NOI represents rental income less property and maintenance expense, real estate tax and insurance expense, and property management expense. The Company believes that NOI is helpful to investors as a supplemental measure of the operating performance of a real estate company because it is a direct measure of the actual operating results of the Company's apartment communities.



               September YTD 2003 vs. September YTD 2002
                     Same-Store Results by Market


                                                 Sep YTD      Sep YTD
                                                    % of     Weighted
                                                  Actual      Average
   Markets                         Units             NOI  Occupancy %
   -------------------------- ---------- --------------- ------------
 1 Boston                         5,352             6.9%        94.9%
 2 Atlanta                       12,111             5.4%        91.8%
 3 San Francisco Bay Area         5,010             5.1%        95.1%
 4 South Florida                  8,345             4.9%        94.0%
 5 Phoenix                       10,533             4.6%        88.8%
 6 Los Angeles                    4,073             4.3%        95.2%
 7 Dallas/Ft Worth                9,229             4.1%        93.2%
 8 Denver                         7,523             4.0%        92.3%
 9 New England (excl Boston)      6,112             3.9%        95.9%
10 DC Suburban Maryland           5,525             3.7%        94.9%
11 San Diego                      3,708             3.7%        94.9%
12 Seattle                        5,872             3.2%        93.2%
13 Orlando                        6,461             3.1%        93.6%
14 Orange Co                      3,013             3.0%        94.9%
15 New York Metro Area            2,306             2.8%        94.8%
16 North Florida                  6,222             2.7%        93.8%
17 Inland Empire, CA              3,404             2.7%        94.8%
18 Tampa/Ft Myers                 5,417             2.2%        92.9%
19 Minn/St Paul                   3,826             2.1%        91.1%
20 DC Suburban Virginia           2,631             2.1%        95.7%
                              ---------- --------------- ------------
               Top 20 Markets   116,673            74.5%        93.3%

            All Other Markets    62,560            25.5%        92.5%
                              ---------- --------------- ------------
                        Total   179,233           100.0%        93.0%
                              ========== =============== ============


                                 Increase (Decrease) from Prior Year
                               ---------------------------------------
   Markets                       Revenues   Expenses     NOI Occupancy
   --------------------------- ---------- ---------- ------- ---------
 1 Boston                          (0.9%)      10.8%  (5.8%)    (1.6%)
 2 Atlanta                         (7.3%)       3.2% (13.8%)    (1.7%)
 3 San Francisco Bay Area          (7.9%)       5.1% (13.0%)    (0.7%)
 4 South Florida                     0.0%       7.9%  (4.9%)    (0.8%)
 5 Phoenix                         (4.4%)       4.9% (10.3%)    (1.3%)
 6 Los Angeles                       2.6%       6.5%    1.0%    (0.9%)
 7 Dallas/Ft Worth                 (6.5%)       1.5% (12.6%)    (1.6%)
 8 Denver                          (8.3%)       5.5% (14.6%)    (0.8%)
 9 New England (excl Boston)         3.7%      10.7%  (0.6%)    (0.5%)
10 DC Suburban Maryland              1.9%      12.3%  (2.8%)    (0.9%)
11 San Diego                         1.2%       6.1%  (0.8%)    (0.9%)
12 Seattle                         (4.6%)       3.2%  (9.1%)      0.0%
13 Orlando                         (2.5%)       5.7%  (7.4%)    (1.1%)
14 Orange Co                         1.7%       3.6%    0.9%      0.0%
15 New York Metro Area             (5.1%)       6.6% (10.4%)    (0.2%)
16 North Florida                     2.6%       5.8%    0.6%      0.6%
17 Inland Empire, CA                 3.0%       4.3%    2.4%    (1.1%)
18 Tampa/Ft Myers                  (1.1%)       5.3%  (6.0%)    (0.7%)
19 Minn/St Paul                    (8.4%)       2.3% (15.9%)    (3.2%)
20 DC Suburban Virginia            (0.8%)      15.1%  (7.3%)      0.8%
                               ---------- ---------- ------- ---------
                Top 20 Markets     (2.6%)       6.0%  (7.1%)    (0.9%)

             All Other Markets     (3.4%)       4.1%  (8.7%)    (1.1%)
                               ---------- ---------- ------- ---------
                         Total     (2.8%)       5.4%  (7.5%)    (1.0%)
                               ========== ========== ======= =========


               Third Quarter 2003 vs. Third Quarter 2002
                     Same-Store Results by Market


                                                    3Q03          3Q03
                                                    % of      Weighted
                                                  Actual       Average
    Markets                        Units             NOI   Occupancy %
    ------------------------- ---------- --------------- -------------
 1  Boston                        5,352             7.0%         96.2%
 2  South Florida                 9,627             5.5%         93.9%
 3  Atlanta                      12,111             5.2%         91.9%
 4  San Francisco Bay Area        5,010             4.9%         95.7%
 5  Los Angeles                   4,126             4.4%         95.8%
 6  Phoenix                      10,533             4.3%         89.4%
 7  San Diego                     4,048             4.2%         96.6%
 8  New England (excl Boston)     6,112             4.0%         95.7%
 9  Dallas/Ft Worth               9,229             3.9%         93.6%
10  Denver                        7,523             3.8%         92.0%
11  DC Suburban Maryland          5,525             3.7%         94.8%
12  Seattle                       5,872             3.2%         93.2%
13  Orlando                       6,461             3.1%         94.1%
14  Orange Co                     3,013             3.0%         95.6%
15  New York Metro Area           2,306             2.8%         95.9%
16  North Florida                 6,222             2.8%         94.4%
17  Inland Empire, CA             3,504             2.8%         94.0%
18  Tampa/Ft Myers                5,417             2.1%         93.0%
19  DC Suburban Virginia          2,631             2.1%         96.0%
20  Minn/St Paul                  3,826             2.0%         92.4%
                              ---------- --------------- -------------
               Top 20 Markets   118,448            74.7%         93.7%

            All Other Markets    63,208            25.3%         93.1%
                              ---------- --------------- -------------
                        Total   181,656           100.0%         93.5%
                              ========== =============== =============


                                Increase (Decrease) from Prior Quarter
                               ---------------------------------------
    Markets                      Revenues   Expenses     NOI Occupancy
    -------------------------- ---------- ---------- ------- ---------
 1  Boston                         (0.9%)       7.2%  (4.3%)    (0.5%)
 2  South Florida                    1.3%       4.6%  (1.0%)    (0.0%)
 3  Atlanta                        (6.4%)       4.1% (13.4%)    (1.4%)
 4  San Francisco Bay Area         (6.4%)       8.4% (12.6%)      0.1%
 5  Los Angeles                      2.5%       5.1%    1.5%    (0.2%)
 6  Phoenix                        (2.2%)       5.5%  (7.9%)      0.7%
 7  San Diego                        1.5%       9.3%  (1.6%)      0.4%
 8  New England (excl Boston)        3.5%      11.0%  (0.9%)    (0.1%)
 9  Dallas/Ft Worth                (5.7%)     (0.2%) (10.4%)    (1.1%)
10  Denver                         (6.0%)       3.1% (11.0%)    (0.2%)
11  DC Suburban Maryland             1.2%      15.1%  (5.1%)    (0.6%)
12  Seattle                        (3.3%)       2.5%  (6.9%)      0.3%
13  Orlando                        (1.9%)       2.0%  (4.5%)    (1.1%)
14  Orange Co                        2.9%       2.8%    2.9%      0.2%
15  New York Metro Area            (3.1%)       5.1%  (7.0%)    (0.1%)
16  North Florida                    3.5%       3.7%    3.4%      1.1%
17  Inland Empire, CA                1.5%     (1.3%)    2.9%    (2.1%)
18  Tampa/Ft Myers                 (0.9%)       5.0%  (5.5%)    (0.7%)
19  DC Suburban Virginia             0.7%      13.1%  (4.7%)      1.6%
20  Minn/St Paul                   (8.5%)     (1.0%) (14.2%)    (1.8%)
                               ---------- ---------- ------- ---------
                Top 20 Markets     (1.7%)       5.0%  (5.5%)    (0.3%)

             All Other Markets     (2.5%)       2.7%  (6.4%)    (0.5%)
                               ---------- ---------- ------- ---------
                         Total     (1.9%)       4.3%  (5.7%)    (0.4%)
                               ========== ========== ======= =========


             Third Quarter 2003 vs. Second Quarter 2003(a)
                Sequential Same-Store Results by Market


                                                    3Q03          3Q03
                                                    % of      Weighted
                                                  Actual       Average
    Markets                        Units             NOI   Occupancy %
    ------------------------- ---------- --------------- -------------
 1  Boston                        5,352             7.0%         96.2%
 2  South Florida                 9,627             5.5%         93.9%
 3  Atlanta                      12,111             5.2%         91.9%
 4  San Francisco Bay Area        5,010             4.9%         95.7%
 5  Los Angeles                   4,126             4.4%         95.8%
 6  Phoenix                      10,533             4.3%         89.4%
 7  San Diego                     4,048             4.2%         96.6%
 8  New England (excl Boston)     6,112             4.0%         95.7%
 9  Dallas/Ft Worth               9,229             3.9%         93.6%
10  Denver                        7,523             3.8%         92.0%
11  DC Suburban Maryland          5,525             3.7%         94.8%
12  Seattle                       5,872             3.2%         93.2%
13  Orlando                       6,461             3.1%         94.1%
14  Orange Co                     3,013             3.0%         95.6%
15  New York Metro Area           2,306             2.8%         95.9%
16  North Florida                 6,222             2.8%         94.4%
17  Inland Empire, CA             3,504             2.8%         94.0%
18  Tampa/Ft Myers                5,417             2.1%         93.0%
19  DC Suburban Virginia          2,631             2.1%         96.0%
20  Minn/St Paul                  3,826             2.0%         92.4%
                              ---------- --------------- -------------
               Top 20 Markets   118,448            74.7%         93.7%

            All Other Markets    63,208            25.3%         93.1%
                              ---------- --------------- -------------
                        Total   181,656           100.0%         93.5%
                              ========== =============== =============



                                 Increase (Decrease) from
                                       Prior Quarter
                               ---------------------------------------
    Markets                      Revenues   Expenses     NOI Occupancy
    -------------------------  ---------- ---------- ------- ---------
 1  Boston                           0.8%       0.6%    0.9%      1.4%
 2  South Florida                  (0.1%)       2.6%  (2.0%)      0.4%
 3  Atlanta                        (1.1%)       5.1%  (5.6%)      0.0%
 4  San Francisco Bay Area         (1.2%)       6.7%  (4.9%)      0.7%
 5  Los Angeles                      2.3%       4.2%    1.5%      1.1%
 6  Phoenix                        (0.9%)       8.0%  (7.4%)      1.1%
 7  San Diego                        3.2%      10.8%    0.1%      1.7%
 8  New England (excl Boston)        1.1%       1.8%    0.6%    (0.5%)
 9  Dallas/Ft Worth                (1.4%)       1.5%  (4.0%)      0.2%
10  Denver                         (1.4%)       4.9%  (5.0%)    (0.4%)
11  DC Suburban Maryland             0.1%       5.9%  (2.9%)    (0.2%)
12  Seattle                        (1.0%)       5.7%  (5.1%)    (0.4%)
13  Orlando                          0.7%       2.3%  (0.4%)      0.4%
14  Orange Co                        2.8%       5.6%    1.6%      1.2%
15  New York Metro Area            (1.0%)     (0.0%)  (1.5%)      0.1%
16  North Florida                    1.0%     (3.2%)    3.9%      0.8%
17  Inland Empire, CA              (1.3%)       4.7%  (4.1%)    (1.6%)
18  Tampa/Ft Myers                   0.0%       3.0%  (2.4%)    (0.2%)
19  DC Suburban Virginia             0.1%       4.5%  (2.1%)    (0.4%)
20  Minn/St Paul                     0.5%     (1.1%)    1.8%      2.2%
                               ---------- ---------- ------- ---------
               Top 20 Markets        0.1%       3.6%  (2.1%)      0.4%

            All Other Markets        0.2%       1.9%  (1.2%)      0.6%
                               ---------- ---------- ------- ---------
                        Total        0.1%       3.1%  (1.9%)      0.4%
                               ========== ========== ======= =========

(a) Includes the same units as the Third Quarter 2003 vs. Third
    Quarter 2002 Same Store results for comparability purposes.



                      Portfolio Rollforward 2003

                                                                 Cap
                               Properties   Units   $ Millions   Rate
                              ------------ -------- ----------- ------

                  12/31/2002        1,039  223,591
  Acquisitions                          8    2,678      $389.7    6.6%
  Dispositions                        (63) (15,996)     $803.2    7.5%
  Completed Developments                6    1,745
  Unit Configuration Changes            -      129
                              ------------ --------
                   9/30/2003          990  212,147


                     Portfolio Rollforward 2003 Q3

                                                                 Cap
                               Properties   Units   $ Millions   Rate
                              ------------ -------- ----------- ------

                   6/30/2003        1,005  216,644
  Acquisitions                          2      720      $112.0    6.2%
  Dispositions                        (19)  (5,688)     $304.8    7.4%
  Completed Developments                2      471
                              ------------ --------
                   9/30/2003          990  212,147


                  Portfolio as of September 30, 2003

                               Properties   Units
                              ------------ --------

  Wholly Owned Properties             867  182,163
  Partially Owned Properties
   (Consolidated)                      36    6,931
  Unconsolidated Properties            87   23,053
                              ------------ --------
                   9/30/2003          990  212,147


                           Portfolio Summary
                       As of September 30, 2003

                                                                % of
                                                                2003
                                                       % of      NOI
            Market             Properties    Units      Units   Budget

Boston                                 33    6,241       2.9%     6.0%
New York Metro Area                    11    3,144       1.5%     3.9%
New England (excluding Boston)         45    6,114       2.9%     3.6%
DC Northern Virginia                   13    4,704       2.2%     3.6%
DC Suburban Maryland                   27    5,833       2.7%     3.4%
Richmond                                7    1,998       0.9%     0.8%
                               ----------- -------- --------- --------
Atlantic Region                       136   28,034      13.2%    21.2%

South Florida                          51   10,702       5.0%     5.4%
Orlando                                31    6,448       3.0%     2.7%
North Florida                          50    7,075       3.3%     2.4%
Tampa/Ft Myers                         35    6,399       3.0%     2.1%
                               ----------- -------- --------- --------
Florida Region                        167   30,624      14.4%    12.6%

Charlotte                              14    4,195       2.0%     1.2%
Raleigh/Durham                         16    3,917       1.8%     1.2%
Greensboro                              5    1,581       0.7%     0.6%
Greenville                              6    1,021       0.5%     0.3%
                               ----------- -------- --------- --------
Carolina Region                        41   10,714       5.1%     3.2%

Atlanta                                68   14,714       6.9%     5.7%
Birmingham                              4      705       0.3%     0.1%
                               ----------- -------- --------- --------
Georgia Region                         72   15,419       7.3%     5.8%

Minneapolis/St Paul                    18    3,982       1.9%     2.1%
Chicago                                 8    3,509       1.7%     1.7%
Southeastern Michigan                  24    3,867       1.8%     1.6%
Nashville                              12    2,964       1.4%     1.0%
Northern Ohio                          26    2,771       1.3%     1.0%
Columbus                               31    3,415       1.6%     0.9%
Kansas City                             8    2,490       1.2%     0.9%
Indianapolis                           29    3,056       1.4%     0.8%
Tulsa                                   8    2,036       1.0%     0.4%
Southern Ohio                          22    1,865       0.9%     0.4%
St Louis                                5      984       0.5%     0.4%
Milwaukee                               3      686       0.3%     0.4%
Lexington                               9    1,076       0.5%     0.3%
Louisville                              8      608       0.3%     0.2%
Memphis                                 1      568       0.3%     0.2%
                               ----------- -------- --------- --------
Midwest Region                        212   33,877      16.0%    12.3%

Lexford Other                          54    4,916       2.3%     1.1%

Dallas/Ft Worth                        35   11,009       5.2%     3.9%
Houston                                18    5,525       2.6%     2.6%
Austin                                 11    3,011       1.4%     0.8%
San Antonio                             9    2,989       1.4%     0.8%
                               ----------- -------- --------- --------
Texas Region                           73   22,534      10.6%     8.2%

Phoenix                                43   12,180       5.7%     4.5%
Las Vegas                               7    2,078       1.0%     0.8%
Tucson                                  2      558       0.3%     0.1%
Albuquerque                             2      369       0.2%     0.1%
                               ----------- -------- --------- --------
Arizona Region                         54   15,185       7.2%     5.5%

Denver                                 30    8,530       4.0%     4.3%
                               ----------- -------- --------- --------
Colorado Region                        30    8,530       4.0%     4.3%

Los Angeles                            25    5,236       2.5%     4.7%
San Diego                              13    4,048       1.9%     3.9%
Inland Empire, CA                      11    3,504       1.7%     2.6%
Orange County, CA                       8    3,013       1.4%     2.6%
                               ----------- -------- --------- --------
Southern Cal Region                    57   15,801       7.4%    13.7%

San Francisco Bay Area                 25    5,990       2.8%     4.7%
Central Valley CA                      10    1,595       0.8%     0.5%
                               ----------- -------- --------- --------
Northern Cal Region                    35    7,585       3.6%     5.2%

Seattle                                38    8,110       3.8%     3.5%
Portland OR                            13    4,678       2.2%     2.1%
Tacoma                                  7    2,341       1.1%     1.0%
                               ----------- -------- --------- --------
Washington Region                      58   15,129       7.1%     6.6%
                               ----------- -------- --------- --------
            Total                     989  208,348      98.2%   100.0%
Ft. Lewis - Military Housing            1    3,799       1.8%     0.0%
                               ----------- -------- --------- --------
         Grand Total                  990  212,147     100.0%   100.0%



                             Debt Summary

                                                       For the Nine
                                                       Months Ended
                                                          9/30/03
                                       As of 9/30/03     Weighted
                                       $ Millions(1)   Average Rate(1)
                                    ------------------ ---------------
Secured                                        $2,819            5.84%
Unsecured                                       2,748            6.39%
                                    ------------------ ---------------
   Total                                       $5,567            6.11%

Fixed Rate                                     $4,835            6.64%
Floating Rate                                     732            2.25%
                                    ------------------ ---------------
   Total                                       $5,567            6.11%

Above Totals Include:
-----------------------------------
Tax Exempt:
   Fixed                                         $383            4.31%
   Floating                                       568            1.83%
                                    ------------------ ---------------
   Total                                         $951            3.02%

Unsecured Revolving Credit Facility              $  -            1.85%

(1) Net of the effect of any derivative instruments.




            Debt Maturity Schedule as of September 30, 2003

                            Year         $ Millions       % of Total
                           ------     ------------------  ------------

                            2003         $          121           2.2%
                            2004                    600          10.8%
                            2005 (2)                594          10.7%
                            2006 (3)                490           8.8%
                            2007                    297           5.3%
                            2008                    488           8.8%
                            2009                    247           4.4%
                            2010                    197           3.5%
                            2011                    689          12.4%
                           2012+                  1,844          33.1%
                                      ------------------  ------------
                            Total                $5,567         100.0%

(2)Includes $300 million of unsecured debt with a final maturity of 2015 that is putable/callable in 2005.

(3)Includes $150 million of unsecured debt with a final maturity of 2026 that is putable/callable in 2006.



                    Unsecured Public Debt Covenants

                                                    September 30,
                                                         2003
                                               -----------------------

 Total Debt to Adjusted Total Assets
  (not to exceed 60%)                                          39.1%


 Secured Debt to Adjusted Total Assets
  (not to exceed 40%)                                          19.8%


 Consolidated Income Available For Debt
  Service To Maximum Annual Service Charges
  (must be at least 1.5 to 1)                                   2.98


 Total Unsecured Assets to Unsecured Debt
  (must be at least 150%)                                     332.3%


These covenants relate to ERP Operating Limited Partnership's outstanding unsecured public debt. Equity Residential is the general partner of ERP Operating Limited Partnership. The terms are defined in the indentures.



                Capitalization as of September 30, 2003

Total Debt                                            $5,566,665,932

Common Shares & OP Units                297,291,121
Common Share Equivalents                 14,881,326
                                        ------------
Total Outstanding at quarter-end        312,172,447
Common Share Price at
 September 30, 2003                          $29.28
                                        ------------
                                                       9,140,409,248
Perpetual Preferred Shares Liquidation
 Value                                                   615,000,000
Perpetual Preference Interests
 Liquidation Value                                       211,500,000
                                                     -----------------
Total Market Capitalization                          $15,533,575,180

Debt/Total Market Capitalization                                  36%


                 Weighted Average Amounts Outstanding

                      YTD 3Q03     YTD 3Q02       3Q03        3Q02
                    ------------ ------------ ------------ -----------

Weighted Average
 Amounts Outstanding
 for Net Income
 Purposes:
Common Shares -
 basic              271,622,491  272,738,043  272,786,814  273,943,104
Shares issuable
 from assumed
 conversion/vesting
 of:
    - OP Units       22,277,751   22,745,327   22,245,483   22,575,907
    - convertible
      preferred
      shares/units            -            -            -            -
    - share
      options/restricted
      shares          2,283,531    3,206,605    2,908,547    2,537,627
                    ------------ ------------ ------------ -----------
Total Common Shares
 and OP Units -
 diluted            296,183,773  298,689,975  297,940,844  299,056,638

Weighted Average
 Amounts Outstanding
 for FFO Purposes:
   OP Units - basic  22,277,751   22,745,327   22,245,483   22,575,907
Common Shares -
 basic              271,622,491  272,738,043  272,786,814  273,943,104
                    ------------ ------------ ------------ -----------
Total Common Shares
 and OP Units -
 basic              293,900,242  295,483,370  295,032,297  296,519,011
Shares issuable
 from assumed
 conversion/vesting
 of:
    - convertible
      preferred
      shares/units   13,927,899   14,457,685   13,906,988   14,091,406
    - share
      options/restricted
      shares          2,283,531    3,206,605    2,908,547    2,537,627
                    ------------ ------------ ------------ -----------
Total Common Shares
 and OP Units -
 diluted            310,111,672  313,147,660  311,847,832  313,148,044
Period Ending Amounts
 Outstanding:
  OP Units           22,093,940
  Common Shares     275,197,181
                    ------------
 Total Common Shares
  and OP Units      297,291,121



           Unconsolidated Entities as of September 30, 2003
      (Amounts in thousands except for project and unit amounts)


                              Institutional  Stabilized   Projects
                                 Joint       Development    Under
                                Ventures     Projects(1)  Development
                              -------------- ------------ ------------
Total projects                          45           12         16
                              -------------- ------------ ------------

Total units                         10,846        3,812      4,336
                              -------------- ------------ ------------


Company's percentage share of
 outstanding debt                     25.0%       100.0%     100.0%

Company's share of
 outstanding debt (4)             $121,200     $331,063   $559,201 (3)
                              -------------- ------------ ------------


Operating information for the
 nine months ended
 09/30/03 (at 100%):
   Revenue                         $66,777      $36,540        N/A
   Operating expenses               29,948       15,152        N/A
                              -------------- ------------ ------------
   Net operating income             36,829       21,388        N/A
   Interest expense                 28,083       13,228        N/A
   Depreciation                     14,560       13,312        N/A
   Amortization                        463          878        N/A
   Other                               370          275        N/A
                              -------------  -----------  ---------
   Net income/(loss)               $(6,647)     $(6,305)       N/A
                              =============  ===========  =========

   Company's Funds from
    Operations (FFO)                $1,978       $8,532    $12,629 (5)
                              =============  ===========  =========



                                Lexford / Other          Totals
                              --------------------  ----------------

Total projects                               22                  95(2)
                              ------------------    ----------------

Total units                               2,616              21,610(2)
                              ------------------    ----------------


Company's percentage share of
 outstanding debt                          11.0%

Company's share of
 outstanding debt (4)                    $5,089          $1,016,553
                              ------------------    ----------------


Operating information for the
 nine months ended
  09/30/03 (at 100%):
   Revenue                              $11,790            $115,107
   Operating expenses                     6,018              51,118
                              ------------------    ----------------
   Net operating income                   5,772              63,989
   Interest expense                       2,970              44,281
   Depreciation                           2,366              30,238
   Amortization                             179               1,520
   Other                                      -                 645
                              ------------------    ----------------
   Net income/(loss)                       $257            $(12,695)
                              ==================    ================

   Company's Funds from
    Operations (FFO)                       $525             $23,664
                              ==================    ================


(1) The Company determines a project to be stabilized once it has maintained an average physical occupancy of 90% or more for a three-month period.

(2) Includes nine projects under development containing 2,356 units, which are not included in the Company's property/unit counts at September 30, 2003. Totals exclude Fort Lewis Military Housing consisting of one property and 3,799 units, which is not accounted for under the equity method of accounting. The Fort Lewis Military Housing is included in the Company's property/unit counts as of September 30, 2003.

(3) A total of $706.3 million is available for funding under this construction debt, of which $559.2 million was funded and outstanding at September 30, 2003.

(4) As of November 4, 2003, the Company has funded $44.0 million as additional collateral on selected debt. All remaining debt is non-recourse to the Company.

(5) Represents capitalized interest on the Company's invested capital.


             Development Projects as of September 30, 2003
       (Amounts in millions except for project and unit amounts)


 Unconsolidated   Location            No. of    Estimated  EQR Funded
  Projects                             Units    Development   as of
                                                   Cost     09/30/2003
 ---------------------------------------------------------------------

 Water Terrace    Marina Del Rey, CA
  I (Regatta I)                          450      $235.3      $73.0

 Watermarke       Irvine, CA             535       120.6       35.2

 Bella Vista      Woodland Hills, CA
  I&II (Warner
  Ridge I&II)                            315        80.9       23.6

 Concord Center   Concord, CA            259        52.3       13.1

 1111 25th        Washington, DC
  Street (2440
  M St.)                                 140        37.5       11.3

 1210             Washington, DC
  Massachusetts
  Ave.                                   142        36.3        9.1

 13th & N         Washington, DC
  Street                                 170        35.4       12.4

 Maples at        Haverhill, MA
  Little River                           174        28.0        7.0

 Marina Bay II    Quincy, MA             108        22.8        5.7

 North Pier at    Jersey City, NJ
  Harborside                             297        94.2       24.0

 Hudson Pointe    Jersey City, NJ        181        45.5       11.7

 Bella Terra      Mukilteo, WA
  (Village Green
  at Harbour
  Pointe)                                235        32.7        8.2

 City View at     Lombard, IL
  the Highlands
  (Lombard)                              403        67.1       16.8

 Ball Park        Denver, CO
  Lofts                                  355        56.4       14.1

 City Place       Kansas City, MO
  (Westport)                             288        34.7        8.7

 Westbridge       Carrollton, TX
  (Carrollton)                           284        21.9        5.5
                                    --------------------------------

 Total Projects              16        4,336    $1,001.6     $279.4
                                    ==================================

 Unconsolidated Location            Estimated  Total EQR     Estimated
  Projects                             EQR      Fundings    Completion
                                      Future                   Date
                                     Fundings           (1)
 --------------------------------------------- -----------------------

 Water Terrace    Marina Del Rey, CA                        Completed
  I (Regatta I)                                 $73.0

 Watermarke       Irvine, CA                     35.2        1Q 2004

 Bella Vista      Woodland Hills, CA                         1Q 2004
  I&II (Warner
  Ridge I&II)                                    23.6

 Concord Center   Concord, CA                    13.1        4Q 2003

 1111 25th        Washington, DC                             4Q 2004
  Street (2440
  M St.)                                         11.3

 1210             Washington, DC                             2Q 2004
  Massachusetts
  Ave.                                            9.1

 13th & N         Washington, DC                             1Q 2004
  Street                                         12.4

 Maples at        Haverhill, MA                             Completed
  Little River                                    7.0
 Marina Bay II    Quincy, MA                      5.7        4Q 2003

 North Pier at    Jersey City, NJ                           Completed
  Harborside                                     24.0

 Hudson Pointe    Jersey City, NJ                11.7       Completed

 Bella Terra      Mukilteo, WA                              Completed
  (Village Green
  at Harbour
  Pointe)                                         8.2

 City View at     Lombard, IL                                4Q 2003
  the Highlands
  (Lombard)                                      16.8

 Ball Park        Denver, CO                                Completed
  Lofts                                          14.1

 City Place       Kansas City, MO                           Completed
  (Westport)                                      8.7

 Westbridge       Carrollton, TX                             4Q 2003
  (Carrollton)                                    5.5
                                    -------- ---------

 Total Projects              16        $0.0    $279.4
                                    ======== =========


(1) EQR generally funds between 25% and 35% of the estimated development cost for the unconsolidated projects.


   Maintenance Expenses and Capitalized Improvements to Real Estate
             For the Nine Months Ended September 30, 2003
      (Amounts in thousands except for unit and per unit amounts)

                     -------------------------------------------------
                                   Maintenance Expenses
                     -------------------------------------------------
              Total            Avg.           Avg.              Avg.
              Units   Expense  Per  Payroll   Per               Per
                 (1)      (2)  Unit      (3)  Unit   Total      Unit
            -------- -------------- -------------- -------------------

Established
 Properties
 (6)        169,402  $72,726  $429  $61,579  $364  $134,305      $793

New Acquisition
 Properties
 (7)         11,447    4,645   468    3,123   314     7,768       782

Other (8)     8,245   10,730          8,658          19,388
            -------- --------       --------       ---------

Total       189,094  $88,101        $73,360        $161,461
            ======== ========       ========       =========

               -------------------------------------------------------
                       Capitalized Improvements to Real Estate
               -------------------------------------------------------
                              Avg.    Building    Avg.            Avg.
                Replacements   Per  Improvements  Per             Per
                         (4)  Unit           (5)  Unit   Total    Unit
               ------------- ------ ------------ ----- --------- -----

Established
 Properties (6)     $44,960   $265      $53,768  $317   $98,728  $582

New Acquisition
 Properties (7)       1,786    180        3,520   354     5,306   534

Other (8)             8,833              15,612          24,445
               -------------        ------------       ---------

Total               $55,579             $72,900        $128,479
               =============        ============       =========


                               ---------------------------------------
                                          Total Expenditures
                               ---------------------------------------
                                        Grand Total    Avg. Per  Unit
                               ---------------------------------------

Established Properties (6)                $233,033          $1,375

New Acquisition Properties (7)              13,074           1,316

Other (8)                                   43,833
                               --------------------

Total                                     $289,940
                               ====================

(1) Total units exclude 23,053 unconsolidated units.

(2) Maintenance expenses include general maintenance costs, unit turnover costs including interior painting, regularly scheduled landscaping and tree trimming costs, security, exterminating, fire protection, snow and ice removal, elevator repairs, and other miscellaneous building repair costs.

(3) Maintenance payroll includes employee costs for maintenance, cleaning, housekeeping, and landscaping.

(4) Replacements include new expenditures inside the units such as carpets, appliances, mechanical equipment, fixtures and vinyl flooring.

(5) Building improvements include roof replacement, paving, amenities and common areas, building mechanical equipment systems, exterior painting and siding, major landscaping, vehicles and office and maintenance equipment.

(6) Wholly Owned Properties acquired prior to January 1, 2001.

(7) Wholly Owned Properties acquired during 2001, 2002 and 2003. Per unit amounts are based on a weighted average of 9,931 units.

(8) Includes properties either Partially Owned or sold during the period, commercial space, condominium conversions and $3.6 million included in building improvements spent on five specific assets related to major renovations and repositioning of these assets.



                     Discontinued Operations
                     (Amounts in thousands)
                           (Unaudited)

                                Nine Months Ended   Quarter Ended
                                   September 30,     September 30,
                                -----------------------------------
                                   2003      2002    2003     2002
                                ------------------ ----------------

REVENUES
Rental income                   $51,306  $127,964  $8,050  $37,069
Furniture income                      -     1,361       -        -
                                -------- --------- ------- --------
     Total revenues              51,306   129,325   8,050   37,069
                                -------- --------- ------- --------

EXPENSES (1)
Property and maintenance         20,639    37,680   4,345   12,031
Real estate taxes and insurance   5,994    13,504     777    3,745
Property management                 103       123      (9)      40
Depreciation                     13,175    30,591   2,160    9,029
Furniture expenses                    -     1,303       -        -
                                -------- --------- ------- --------
     Total expenses              39,911    83,201   7,273   24,845
                                -------- --------- ------- --------

Discontinued operating income    11,395    46,124     777   12,224

Interest and other income           175        26      53        -
Interest:
     Expense incurred, net       (1,938)   (3,815)   (722)  (1,069)
     Amortization of deferred
      financing costs              (138)      (83)   (115)     (18)
                                -------- --------- ------- --------
Discontinued operations, net     $9,494   $42,252     $(7) $11,137
                                ======== ========= ======= ========

(1) Includes expenses paid in the current period for Wholly Owned
    Properties sold in prior periods related to the Company's period of ownership.



                          EQUITY RESIDENTIAL
----------------------------------------------------------------------
    As a result of the Securities and Exchange Commission's Regulation FD, the Company will provide earnings guidance in its quarterly earnings release. These projections are based on current expectations and are forward-looking.


                 Earnings Guidance (per share diluted)
                 -------------------------------------

                           Q4 2003          2003           2004
                        -------------- --------------  --------------

   Expected EPS (1)     $0.45 to $0.46 $1.68 to $1.69  $1.18 to $1.32
   Add:  Expected
    depreciation expense          0.40           1.61            1.62
   Less: Expected net
    gain on sales (1)            (0.33)         (1.07)          (0.68)

                        -------------- --------------  --------------
   Expected FFO (2)     $0.52 to $0.53 $2.22 to $2.23  $2.12 to $2.26
                        ============== ==============  ==============


                   Same-Store Operating Assumptions
                   --------------------------------

                             2003                     2004
                         --------------         ---------------

   Physical occupancy        93.0%                    93.0%

   Revenue change            (2.3%)             (0.75%) to 1.50%

   Expense change             5.2%                3.0% to 4.0%

   NOI change                (6.7%)              (4.0%) to 0.5%

   Dispositions        $1.0 to $1.2 billion       $800 million

----------------------------------------------------------------------

(1) Earnings per share ("EPS") represents net income per share calculated in accordance with accounting principles generally accepted in the United States. Expected EPS is calculated on a basis consistent with actual EPS. Due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales, actual EPS could differ materially from expected EPS.

(2) The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. Expected FFO is calculated on a basis consistent with actual FFO.

    CONTACT: Equity Residential
             Marty McKenna, 312-928-1901